LCI INDUSTRIES LCI Industries Fourth Quarter and Full Year 2019 Earnings Conference Call February 11, 2020 1

LCI INDUSTRIES Forward-Looking Statements and Non-GAAP Financial Measures This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, and addressable market, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this presentation. 2

LCI INDUSTRIES Fourth Quarter and Full Year 2019 Highlights Significantly expanded our product portfolio, announcing seven strategic acquisitions totaling $448 million, including CURT Group Executed on key operational initiatives to deliver further margin expansion Returned to year-over-year sales growth in the fourth quarter Achieved record-low company attrition rates with continued focus on cultivating a positive work environment 3

LCI INDUSTRIES RV OEM • Outperformed the broader RV market in both Q4 and FY 2019 as dealers continued inventory reduction initiatives ◦ Q4 2019 RV OEM revenues down 1% YoY (wholesale shipments down 8% YoY) ◦ FY 2019 RV OEM revenues down 12% YoY (wholesale shipments down 16% YoY) ◦ Mitigated the impact by diversifying net sales mix throughout the year, with RV OEM representing 58% of total net sales(1), down nearly 6% from prior year • New product introductions and content gained from recent acquisitions drove improvement in content per towable RV, seeing favorability from reversal of wholesale de-contenting trend ◦ Content per towable RV: $3,618, +5% YoY(1) ◦ Content per motorhome: $2,364, (5)% YoY(1) • RV retail environment appears to be improving and is better positioned for growth in the first half of 2020 ◦ Dealer inventories have improved, with early results from recent RV shows exceeding expectations ◦ RV lifestyle continues to gain popularity among younger demographics, reinforcing our positive 4 long-term outlook for the RV industry (1)For trailing twelve months ended December 31, 2019

LCI INDUSTRIES Expanding Markets Executing on our diversification strategy to reach goal of 40% RV OEM by 2022 Aftermarket Adjacent Markets International • Acquired CURT Group, the • Expanded LCI’s capabilities in marine • Announced 2020 acquisition of leader in the automotive and through the acquisitions of the PWR- Polyplastic Group, a leading trailering aftermarket business, ARM brand and electric-powered Bimini manufacturer of acrylic window effectively doubling the size of business assets of Schwintek and and door products LCI’s aftermarket business, SureShade • Further growing LCI’s international creating cost synergies and • Continuing to identify new opportunities presence through the integration of new cross-selling opportunities to add content in residential, marine, Lewmar Marine, Lavet, and cargo, equestrian trailers, bus, and Ciesse, which are helping to commercial vehicle markets strengthen the leadership teams, 5 product portfolio, and customer bases in Europe

LCI INDUSTRIES Fourth Quarter Innovation Highlights Innovation: a critical part of our strategy • OneControl maintains a solid market share position in digital RV platforms and continues to be well-received by dealers and OEMs • LCI’s focus on integration of advanced technology as part of new product development remains a key competitive advantage, driving further content growth in RV and expanding the quality and reach of our product portfolio • Collaborating with teams from our latest acquisitions to combine R&D expertise and advance new product and innovation 6 development across our 19 R&D centers

LCI INDUSTRIES Growth Strategy Accelerating Track Record with M&A • Completed seven acquisitions in 2019 and announced the acquisition of Polyplastic Group, further advancing our diversification strategy • Integrating latest acquisitions into the business and successfully capturing new synergies • Targeting acquisitions that are immediately accretive, with great leadership teams that bolt-on to existing product lines or expand LCI into new products with existing customers or markets • Maintaining a robust pipeline of M&A targets split evenly across all market segments Capitalizing on Ability to Win Market Share • Growing market leadership in adjacent markets, international markets, and the aftermarket segment through enhanced engineering and innovation Continued Focus on Stated Capital Allocation Goals • Investment in the business • Reduce leverage • Return capital to shareholders 7 • Execute strategic acquisitions

LCI INDUSTRIES Q4 2019 Financial Performance Consolidated Net Sales Operating Margin (in thousands) $536,616 $564,021 5.5% 6.7% Fourth Quarter 2018 Fourth Quarter 2019 Fourth Quarter 2018 Fourth Quarter 2019 Consolidated Net Sales by Market (1)% +8% +35% +58% 8 RV OEM ADJACENT OEM AFTERMARKET INTERNATIONAL SEGMENT MARKETS

LCI INDUSTRIES FY 2019 Financial Performance Consolidated Net Sales Operating Margin (in thousands) $2,475,807 $2,371,482 8.0% 8.4% Fiscal Year 2018 Fiscal Year 2019 Fiscal Year 2018 Fiscal Year 2019 Consolidated Net Sales by Market (12)% +7% +20% +40% 9 RV OEM ADJACENT OEM AFTERMARKET INTERNATIONAL SEGMENT MARKETS

LCI INDUSTRIES Cash Flow ($ in millions) FY 2019 FY 2018 Capital Expenditures $58.2 $119.8 Dividends $63.8 $59.3 Debt / EBITDA 2.2x(1) 1.1x(2) Cash from Operating Activities $269.5 $156.6 (1) Debt of $613M divided by Earnings Before Interest, Taxes, Depreciation, and Amortization "EBITDA"(Net Income of $147M, adding back interest of $9M, Taxes of $45M, and Depreciation and Amortization of $75M, resulting in $276M EBITDA) for the twelve months ended December 31, 2019. The debt / Net income ratio was $613M / $147M or 4.2x. 10 (2) Debt of $294M divided by Earnings Before Interest, Taxes, Depreciation, and Amortization "EBITDA"(Net Income of $149M, adding back interest of $6M, Taxes of $44M, and Depreciation and Amortization of $68M, resulting in $267M EBITDA) for the twelve months ended December 31, 2018. The debt / Net income ratio was $294M / $149M or 2.0x.

L C I I N D U S T R I E S Q&A